EXHIBIT 10.28

Amendment #1 to the

Master Share Purchase Agreement

This Amendment #1 to the Master Share Purchase Agreement (this “Amendment”) is entered into as of December 23, 2013 (the “Effective Date”), between Endurance Singapore Holdings Pte. Ltd., a private limited company incorporated and existing under the laws of Singapore (“EIG Singapore”), Endurance Singapore Holdings 2 Pte. Ltd., a private limited company incorporated and existing under the laws of Singapore (“Singapore SPV”), MyInternet Media Limited, a company organized and existing under the laws of Ireland (“EIG TBD” and together with EIG Singapore and Singapore SPV, the “Buyers”), Directi Web Technology Pvt. Ltd., a company organized and existing under the laws of the Republic of India (“DWTPL”), P.D.R. Solutions FZC, a limited liability company organized in the Ras Al Khaimah Free Zone of the United Arab Emirates (“P.D.R.”) (each of DWTPL and P.D.R. is referred to herein as a “Company” and together as the “Companies”), Directi Web Technologies Holdings, Inc., a company organized and existing under the laws of the Republic of Mauritius (the “Seller”), Confluence Networks Inc., a corporation organized and existing under the laws of the British Virgin Islands (the “Other Assets Seller” and together with the Seller, the “Sellers”), EIG Investors Corp., a Delaware corporation (“EIG Corp”), Endurance International Group Holdings, Inc., a Delaware corporation (“EIG Holdings”), Directi Web Technologies FZC, a limited liability company organized in the Ras Al Khaimah Free Zone of the United Arab Emirates (“Directi Parent”), Bhavin Turakhia and Divyank Turakhia in their capacity as Guarantors (together the “Guarantors”) and Bhavin Turakhia in his capacity as the Representative of the Seller (the “Representative”). The Buyers, EIG Holdings, EIG Corp, DWTPL, P.D.R., the Sellers, the Guarantors and the Representative are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, EIG Singapore, EIG Holdings, EIG Corp, DWTPL, P.D.R., the Sellers, Directi Parent, the Guarantors and the Representative entered into that certain Master Share Purchase Agreement, dated August 11, 2013 (the “Agreement”);

WHEREAS, Singapore SPV and EIG TBD became parties to the Agreement by entering into that certain Joinder to the Master Share Purchase Agreement, dated as of October 25, 2013, by and among the Parties;

WHEREAS, the Parties may mutually amend any provision of the Agreement at any time prior to the Closing pursuant to Section 11.9 of the Agreement; and

WHEREAS, the Parties wish to amend the Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions.

Capitalized terms that are used but not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

2.	Amendments to Section 9.1.

(a) Section 9.1(b) of the Agreement is hereby amended by replacing each reference to the date “December 31, 2013” with the date “January 31, 2014”.

(b) Section 9.1(e) of the Agreement is hereby amended by replacing the reference to the date “December 31, 2013” with the date “January 31, 2014”.

3.	Miscellaneous.

(a) Except as specifically amended herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect. On and after the Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import, shall mean and be a reference to the Agreement, as amended hereby.

(b) All matters arising out of or relating to this Amendment and the transactions contemplated hereby (including its interpretation, construction, performance and enforcement) shall be governed by and construed in accordance with the internal Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdictions other than those of the State of Delaware.

(c) The headings of the sections and subsections of this Amendment are inserted for convenience only and do not constitute a part of the Amendment.

(d) This Amendment may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed as of the Effective Date set forth in the first paragraph.

ENDURANCE SINGAPORE HOLDINGS PTE. LTD.:

/s/ David C. Bryson
By:	David C. Bryson
Title:	Director

ENDURANCE SINGAPORE HOLDINGS 2 PTE. LTD.:

/s/ David C. Bryson
By:	David C. Bryson
Title:	Director

MYINTERNET MEDIA LIMITED:

/s/ David C. Bryson
By:	David C. Bryson
Title:	Director

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.:

/s/ David C. Bryson
By:	David C. Bryson
Title:	Chief Legal Officer

[Signature Page to Amendment #1 to MSPA]

EIG INVESTORS CORP.:

/s/ David C. Bryson
By:	David C. Bryson
Title:	Chief Legal Officer

[Signature Page to Amendment #1 to MSPA]

DIRECTI WEB TECHNOLOGY PVT. LTD.:

/s/ Bhavin Turakhia
By:	Bhavin Turakhia
Title:	Director

P.D.R. SOLUTIONS FZC:

/s/ Brijesh Joshi
By:	Brijesh Joshi
Title:	Director

DIRECTI WEB TECHNOLOGIES HOLDINGS, INC.:

/s/ Brijesh Joshi
By:	Brijesh Joshi
Title:	Director

CONFLUENCE NETWORKS INC.:

/s/ Brijesh Joshi
By:	Brijesh Joshi
Title:	Director

[Signature Page to Amendment #1 to MSPA]

DIRECTI WEB TECHNOLOGIES FZC:

/s/ Brijesh Joshi
By:	Brijesh Joshi
Title:	Director

/s/ Bhavin Turakhia
Bhavin Turakhia (in his capacity as both a Guarantor and the Representative)

/s/ Divyank Turakhia
Divyank Turakhia

[Signature Page to Amendment #1 to MSPA]